Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K/A of Redbox Entertainment Inc. (the “Company”) for the period from July 24, 2020 (Date of Inception) through December 31, 2020, as filed with the Securities and Exchange Commission (the “Report”), I, Kavita Suthar, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the report.

Date: November 22, 2021	By:	/s/ Kavita Suthar
Kavita Suthar
Chief Financial Officer
(Principal Financial and Accounting Officer)